                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 8, 1997
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                Date of Report (Date of earliest event reported)


                              COINMACH CORPORATION
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             (Exact name of Registrant as specified in its charter)


        DELAWARE                         333-0062                53-0188589
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     (State or other                    (Commission             (IRS Employer
     jurisdiction of                    File Number)            Identification
     incorporation)                                                number)



                    55 LUMBER ROAD, ROSLYN, NEW YORK  11576
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                    (Address of Principal Executive Offices)


                                 (516) 484-2300
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              (Registrant's telephone number, including area code)



                                            Exhibit Index is located on Page 4
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Item 5.  Other Events.
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     On October 8, 1997, Coinmach Corporation (the "Company"), a wholly-owned subsidiary of Coinmach Laundry Corporation, consummated a private placement (the "Offering) of $100,000,000 aggregate principal amount of its 11 3/4% Series C Senior Notes due 2005 on substantially identical terms as its outstanding Series B 11 3/4% Senior Notes due 2005 (the "Series B Notes"). Substantially all of the proceeds of the Offering shall be applied to reduce a portion of the Company's outstanding borrowings under its senior credit facility.

     Contemporaneously with the Offering, the Company solicited consents from holders of the Series B Notes pursuant to the terms of a consent solicitation statement (the "Consent Solicitation Statement") to amend (the "Amendment") the indenture governing the Series B Notes (the "Indenture") to modify the covenant restricting the Company's ability to incur debt. The completion of the Offering was not conditioned upon the effectiveness of the Amendment. The Amendment, which provides additional flexibility under the Consolidated Fixed Charge Coverage Ratio (as defined in the Indenture), permits the incurrence of additional indebtedness for a period of twenty-four months provided that, among other things, the Company's Consolidated Fixed Charge Coverage Ratio exceeds
2.10 to 1.00 (instead of 2.25 to 1.00 as previously required under the Indenture).

     The consent solicitation with respect to the Amendment expired at 5:00 p.m., New York City time, on October 7, 1997, on or prior to which time the Company had received consents from holders of at least a majority of the outstanding principal amount of Series B Notes, the consents required to give effect to the Amendment. Holders of Series B Notes that validly tender an accepted consent form on or prior to October 14, 1997 in accordance with the terms of the Consent Solicitation Statement are entitled to receive a consent fee in an amount of $8.75 per $1,000 principal amount of Series B Notes (the "Consent Fee"). As of October 7, 1997, there were $196,655,000 principal amount of Series B Notes outstanding, and the Company had received valid consents from holders of $192,043,000 principal amount of Series B Notes.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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       c. Exhibits.
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          The following exhibits are filed as part of this report.

          99.1      Press release, dated October 7, 1997

          99.2      Press release, dated October 8, 1997

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 8, 1997

                                 COINMACH CORPORATION



                                 By: /s/ ROBERT M. DOYLE
                                     --------------------------
                                     Robert M. Doyle
                                     Senior Vice President

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                                 EXHIBIT INDEX


EXHIBIT
-------                                             PAGE
NUMBER                  DOCUMENT                    NUMBER
-------                 --------                    ------


   99.1  Press Release, dated October 7, 1997          5
   99.2  Press Release, dated October 8, 1997          6